UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (904) 834-4400

___________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 2, 2015, the Board of Directors (the “Board”) of Drone Aviation Holding Corp. (the “Company”) (i) accepted Felicia Hess’ resignation as the Company’s Chief Executive Officer, President and Director and appointed her as Chief Operating Officer of the Company and (ii) accepted Daniyel Erdberg’s resignation as the Company’s Chief Operating Officer and appointed him as the President of the Company.

In connection with the resignation and re-appointment of the above Officers, the Company entered into (i) an amendment (“Felicia Hess Amendment”) to the employment agreement between the Company and Felicia Hess dated May 18, 2015 (“Felicia Hess Agreement”), pursuant to which Felicia Hess shall serve as the Chief Operating Officer of the Company and (ii) an amendment (“Daniyel Erdberg Amendment”) to the employment agreement between the Company and Daniyel Erdberg dated May 18, 2015 (“Daniyel Erdberg Agreement”), pursuant to which Daniyel Erdberg shall serve as the President of the Company. The terms and conditions of all other sections of the Felicia Hess Agreement and Daniyel Erdberg Agreement remain unchanged and in full force and effect.

On October 2, 2015, the Board appointed Kevin Hess, who has been serving as the Director of Engineering of the Company, as the Chief Executive Officer and a Director to fill the vacancy created by the resignation of Felicia Hess.

Kevin Hess, age 49, has 20 years of technology experience comprising electronic systems design for DoD programs, image processing and analytics for companies such as Hughes, Kodak and Dainippon. Mr. Hess has been integrally involved with Lighter Than Air Systems Corp. as an engineer and consultant since its founding in 2009, overseeing the development of its proprietary aerostat and drone products. As an IT executive at Fortune 250 companies, Mr. Hess has performed lead roles in software development, application architecture, mission-critical infrastructure, and multi-million dollar project sponsorship and oversight. Mr. Hess continues to leverage his background and education in computer science, having attended the Harvard Business School residence PMD program to further his strong track record of technology innovation and financial management. Mr. Hess brings his unique talents to the design, manufacturing and support of the Company's solutions.

Kevin Hess is married to Felicia Hess, the Company’s Chief Operating Officer. Other than disclosed herein, there is no family relationship between Mr. Hess and any of the Company’s other Officers and Directors or understandings or arrangements between Mr. Hess and any other person pursuant to which Mr. Hess was appointed as Chief Executive Officer and Director.

In connection with his appointment, the Company entered into an amended and restated employment agreement with Kevin Hess (“Kevin Hess Agreement”) pursuant to which he shall serve as the Chief Executive Officer of the Company for an annual base salary of $200,000 and an annual cash bonus of 100% of his then current base salary if the Company meets certain criteria adopted by the Compensation Committee of the Board and such equity awards as determined by the Compensation Committee of the Board.

The foregoing descriptions of the Felicia Hess Amendment, Daniyel Erdberg Amendment and Kevin Hess Agreement do not purport to be complete and are qualified in their entirety by reference to the complete texts attached as exhibits hereto.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 1, 2015, by written consent in lieu of a meeting, the holders of 67,803,192 shares of the Company’s common stock, or 52.68% of the outstanding shares of the Company’s voting capital (including shares of common stock underlying outstanding shares of the Company’s Series A, B, B-1, D, E, F and G Preferred Stock, on an “as converted” basis, subject to beneficial ownership blockers) approved (i) an amendment to the Company’s Articles of Incorporation to effectuate a reverse split of the Company’s issued and outstanding common stock at a ratio of not less than 1 for 15 and not more than 1 for 50, at any time prior to September 13, 2016, with the exact ratio to be determined by the Board at its sole discretion and (ii) the Company’s 2015 Equity Incentive Plan, which was approved by the Board on September 4, 2015, as previously disclosed in the Company’s Form 8-K filed on September 11, 2015.

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ITEM 7.01	REGULATION FD DISCLOSURE

On October 7, 2015, the Company distributed to its shareholders a letter from Jay Nussbaum, the Chairman of its Board. A copy of the Chairman’s letter is attached hereto as Exhibit 99.1.

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description

10.1	Amendment to Employment Agreement between the Company and Felicia Hess dated October 2, 2015
10.2	Amendment to Employment Agreement between the Company and Daniyel Erdberg Amendment dated October 2, 2015
10.3	Amended and Restated Employment Agreement between the Company and Kevin Hess dated October 2, 2015
99.1	Chairman’s Letter dated October 6, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Drone Aviation Holding Corp.
(Registrant)

Date: October 7, 2015	By:	/s/ Kendall Carpenter
Name: Kendall Carpenter
Title: Chief Financial Officer

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